Exhibit 32.1.     Certificate of the Chief Executive Officer

Certification of the Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Northeast Bancorp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Wayne, as Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and the periods covered by the Report.

May 16, 2011	/s/ Richard Wayne
Richard Wayne
Chief Executive Officer